UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2010

GREATBATCH, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-16137	16-1531026
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Wehrle Drive, Clarence, New York	14031
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 759-5600

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On April 10, 2010, Greatbatch entered into an employment agreement with Thomas J. Hook under which Mr. Hook will continue to serve as Greatbatch’s President and Chief Executive Officer, a position he has held since August 2006. Prior to that time, Mr. Hook had been employed as Greatbatch’s President from July 2005 to August 2006, and as Executive Vice President and Chief Operating Officer from his hiring in September 2004 to July 2005.

The effective date of this agreement is January 1, 2010 and extends through January 7, 2013. This agreement is filed in its entirety as Exhibit 10.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

10.1 Employment contract dated April 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 13, 2010	GREATBATCH, INC.

By: /s/ Thomas J. Mazza
Thomas J. Mazza
Senior Vice President & Chief Financial Officer